EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	March 31, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$10,693	$10,453	$9,091
	b. Total Assets	$82,287	$81,549	$79,809
	c. Current Liabilities	$4,808	$4,886	$3,740
	d. Total Liabilities	$69,158	$68,561	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$2,219	$2,164	$4,621
	b. Total Disbursements	$(1,497)	$(1,045)	$(2,542)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$722	$1,119	$2,079
	d. Cash Balance Beginning of Month	$2,267	$1,148	$910
	e. Cash Balance End of Month (c + d)	$2,989	$2,267	$2,989

		End of Current Month	End of Prior Month	Cumulative (Case to Date)(1)
4.	Profit/(Loss) from the Statement of Operations	$136	$21	$135
5.	Account Receivables (Pre and Post-Petition)	$4,852	$5,064
6.	Post-Petition Liabilities	$1,747	$1,091
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors' process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors' acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to become an actual accounts payable item until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors' knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of March 31, 2019.

At the end of this reporting month:		Yes	No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file?		✓
14.	Was there any post-petition borrowing during this reporting period?	✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	N/A
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	May 9, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED MARCH 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$870	$—	$870
Natural gas		386	—	386
Total operating revenues		1,256	—	1,256
Operating Expenses
Cost of electricity		155	—	155
Cost of natural gas		92	—	92
Operating and maintenance		677	(2)	675
Depreciation, amortization, and decommissioning		273	—	273
Total operating expenses		1,197	(2)	1,195
Operating Income		59	2	61
Interest income		2	(1)	1
Interest expense		(17)	—	(17)
Other income, net		22	3	25
Reorganization items	Item 15	(18)	—	(18)
Income Before Income Taxes		48	4	52
Income tax provision (benefit)		(86)	2	(84)
Net Income		134	2	136
Preferred stock dividend requirement		(1)	—	—
Income Available for Common Stock		$135	$2	$136

UNAUDITED BALANCE SHEETS
AS OF MARCH 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$2,552	$412	$2,964
Accounts receivable
Customers (net of allowance for doubtful accounts of $56)	Item 4	1,319	—	1,319
Accrued unbilled revenue		838	—	838
Regulatory balancing accounts		1,497	—	1,497
Other		2,716	117	2,695
Regulatory assets		235	—	235
Inventories	Item 3
Gas stored underground and fuel oil		72	—	72
Materials and supplies		464	—	464
Income taxes receivable		—	2	—
Other		609	—	609
Total current assets		10,302	531	10,693
Property, Plant, and Equipment
Electric		59,982	—	59,982
Gas		21,930	—	21,930
Construction work in progress		2,525	—	2,525
Other Plant in Service		18	2	20
Total property, plant, and equipment		84,455	2	84,457
Accumulated depreciation		(25,217)	(2)	(25,220)
Net property, plant, and equipment	Item 7	59,238	—	59,237
Other Noncurrent Assets
Regulatory assets		5,151	—	5,151
Nuclear decommissioning trusts		2,932	—	2,932
Operating lease right of use asset		2,728	11	2,738
Income taxes receivable		66	82	69
Other		1,330	12,888	1,467
Total other noncurrent assets		12,207	12,981	12,357
TOTAL ASSETS		$81,747	$13,512	$82,287

UNAUDITED BALANCE SHEETS
AS OF MARCH 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Short-term borrowings		$—	$—	$—
Long-term debt, classified as current		—	—	—
Accounts payable	Item 5
Trade creditors		863	4	867
Regulatory balancing accounts		1,345	—	1,345
Other		553	38	453
Operating lease liabilities		536	3	539
Disputed claims and customer refunds		—	—	—
Interest payable		1	—	1
Wildfire-related claims		—	—	—
Other		1,620	(14)	1,603
Total current liabilities		4,918	31	4,808
Noncurrent Liabilities
Long-term debt		—	—	—
Debtor-in-possession credit facility	Item 6	350	—	350
Regulatory liabilities		8,872	—	8,872
Pension and other postretirement benefits		2,006	—	2,006
Asset retirement obligations		6,055	—	6,055
Deferred income taxes	Item 8	3,396	(122)	3,273
Operating lease liabilities		2,192	8	2,199
Other		2,323	60	2,273
Total noncurrent liabilities		25,194	(54)	25,028
Liabilities Subject to Compromise	Item 9	38,547	775	39,322
Shareholders' Equity
Preferred stock		258	—	—
Common stock		1,322	13,020	13,000
Additional paid-in capital		8,550	—	—
Reinvested earnings		2,959	(251)	(114)
Accumulated other comprehensive (loss) income		(1)	(9)	(9)
Total shareholders' equity		13,088	12,760	12,877
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	252
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY		$81,747	$13,512	$82,287

1.    BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Corporation’s and the Utility’s Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors. On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants.

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852, (Reorganizations) ("ASC 852"), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, stockholders equity, and other comprehensive income), relevant footnotes and certain reclassifications.

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable - trade creditors, Accounts payable - other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2.    CHAPTER 11 FILING

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their business as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, the Debtors to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use the Debtors’ cash management system; and (c) pay certain prepetition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge.

3.    INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4.    ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility's Accounts receivable - Customers as of March 31, 2019:

(in millions)	Accounts Receivable (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$825
31-60 Days	174
61-90 Days	59
91+ Days	155
Unmailed invoices	143
Total accounts receivable - Customers	1,356
Other (1)	19
Allowance for doubtful accounts	(56)
Accounts receivable - Customers (net)	$1,319

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5.    ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors' process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors' acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to become an actual accounts payable item until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors' knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of March 31, 2019.

6.    DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Corporation’s and the Utility’s outstanding borrowings and availability under their DIP credit facilities at March 31, 2019:

(in millions)	Credit Facility Limit		Borrowings Against Revolver	Letters of Credit Outstanding	Available Facility
PG&E Corporation	$—		$—	$—	$—
Utility	1,500	(1)(2)	350	131	1,019
Total DIP revolving credit facilities	$1,500		$350	$131	$1,019

(1) Includes $750 million of letter of credit subfacility.
(2) On March 27, 2019 the Bankruptcy Court approved of the entirety of the $5.5 billion DIP credit facility (including $750 million of the letter of credit subfacility, as well as the $500 million DIP term loan facility), but the conditions precedent to the full availability of the DIP Facilities were not satisfied until April 3, 2019. Accordingly, the amounts set forth in this table are based on the interim availability under the DIP Revolving Facility of $1.5 billion.

7.    PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  The Utility’s balances of its property, plant, and equipment were as follows at March 31, 2019:

(in millions)	March 31, 2019
Electric (1)	$59,982
Gas	21,930
Construction work in progress	2,525
Total property, plant, and equipment	84,437
Accumulated depreciation	(25,217)
Net property, plant, and equipment	$59,220

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8.    PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9.    LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise as of March 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt	$21,811	$650	$22,461
Wildfire-related Claims	14,212	—	14,212
Trade creditors	1,850	1	1,851
Non-qualified benefit plan	17	122	139
2001 bankruptcy disputed claims	221	—	221
Customer deposits & advances	272	—	272
Reserve and Others	164	2	166
Total Liabilities Subject to Compromise	$38,547	$775	$39,322

10.    RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of March 31, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month
PG&E Corporation	The Bank of New York Mellon	8400	$411,000,000
PG&E Corporation	The Bank of New York Mellon	9023	493,922
PG&E Corporation	Bank of America	7107	745,652
PG&E Corporation	The Bank of New York Mellon	4558	—
PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Royal Bank of Scotland	2141	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	2,486,500,000
Pacific Gas & Electric Company	Union Bank of California	5581	20,541,457
Pacific Gas & Electric Company	Citibank N. A.	2091	578,429
Pacific Gas & Electric Company	Bank of America	3212	243,093
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	60,642,447
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—

Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	391,244
Pacific Gas & Electric Company	Bank of America	7115	2,500,000
Pacific Gas & Electric Company	U.S. Bank	2311	281,603
Pacific Gas & Electric Company	Bank of America	2988	46,716
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	24,514
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	100
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	467,882
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,805,294
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Total Funds on Hand for all Accounts (1)			$2,989,266,130

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $171,079,154. The grantor trusts are considered assets of the Corporation subject to creditor claims.

11.    CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended March 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$1,785	$482	$2,267
Total receipts (3)	2,209	10	2,219
Total disbursements (3)	(1,417)	(80)	(1,497)
DIP borrowing (net of fees)	—	—	—
Total Change in Cash	792	(70)	722
Ending Cash (1)(2)	$2,577	$412	$2,989

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.     PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended March 31, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$23
Cash Management	—
NGX - CAISO	1
Public Purpose Programs	86
Shippers / Liens	10
Tax	5
Employee Wage and Benefits	162
Insurance	11
503(b)(9) (1)	—
Total	$298

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.     PAYMENTS FOR RETAINED PROFESSIONALS

There were no payments made to bankruptcy professionals retained under section 327 or 363 of the Bankruptcy Code during the month ended March 31, 2019.

14.     PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended March 31, 2019. Other than reimbursement for reasonable expenses incurred in connection with attending Board of Directors meetings, Board of Directors committee meetings, or participating in other activities undertaken on behalf of the Corporation and the Utility, there were no payments made to non-employee directors during the reporting period.

(in ones)		Total Payments for Month (2) (3)
Name	Title (1)
Loraine Giammona	Senior Vice President and Chief Customer Officer	$60,000
Julie Kane	Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel, PG&E Corporation and Pacific Gas and Electric Company	59,433
Kathleen Kay	Senior Vice President and Chief Information Officer	49,827
Michael Lewis	Senior Vice President, Electric Operations	57,500
Janet Loduca	Senior Vice President and Interim General Counsel, PG&E Corporation and Pacific Gas and Electric Company	101,833	(4)
Steven Malnight	Senior Vice President, Energy Supply and Policy	68,750
Dinyar Mistry	Senior Vice President, Human Resources and Chief Diversity Officer, PG&E Corporation and Pacific Gas and Electric Company	62,667
John Simon	Interim Chief Executive Officer, PG&E Corporation	75,317
Jesus Soto	Senior Vice President, Gas Operations	67,917
David Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	42,083
Fong Wan	Senior Vice President, Energy Policy and Procurement	54,483
Jason Wells	Senior Vice President and Chief Financial Officer, PG&E Corporation	$77,500

(1) Except as otherwise noted, all positions have been held at the Utility.
(2) Payments primarily consist of salary.
(3) Payments include annual perquisite allowances paid in March 2019.
(4) Includes temporary monthly compensation increase as a result promotion in January 2019 to position of Interim General Counsel.

15.     REORGANIZATION ITEMS

The following reflects net reorganization items as of March 31, 2019:

	Post-Petition Period Through March 31, 2019
(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$97	$17	$114
Legal and other	23	1	24
Interest income	(9)	(2)	(11)
Adjustments to LSTC	—	—	—
Trustee fees	—	—	—
Total reorganization items, net	$111	$16	$127